NORTH SQUARE INVESTMENTS TRUST

North Square McKee Bond Fund
(the “Fund”)

Supplement dated May 17, 2021
to the Prospectus, the Summary Prospectus and the Statement of Additional Information (“SAI”)
dated November 2, 2020, as amended from time to time

This supplement serves as notification of the following changes:

1.
Effective as of May 19, 2021, Class Y shares of the Fund will be offered for sale and may be purchased by investors eligible to invest in the Class Y shares. Accordingly, all references to the Class Y shares of the Fund being not available for purchase are hereby deleted from the Prospectus, Summary Prospectus and SAI.

  The ticker symbol for the Class Y shares of the Fund is NMKYX.

2.
Effective as of May 19, 2021, the initial investment minimum to purchase Class I shares of the Fund will be $5 million. All references to the investment minimum for Class I shares of the Fund are hereby updated accordingly in the Prospectus, Summary Prospectus and SAI.

If you have any questions, please call the Fund at 1-855-551-5521 (toll free).

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Investors should retain this supplement for future reference